UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55327	46-4348039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

100 River Ridge Drive, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 963-0100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2017, Corbus Pharmaceuticals, Inc. (“CPI”), a Delaware corporation and wholly-owned subsidiary of Corbus Pharmaceuticals Holdings, Inc. (the “Company”), entered into a Lease Agreement (the “Lease Agreement”) for a term of seven years with River Ridge Limited Partnership (the “Landlord”), as landlord, pursuant to which CPI agreed to lease from the Landlord certain premises (the “Leased Premises”) located in Norwood, Massachusetts, to be used as the Company’s corporate offices.

The Leased Premises consist of approximately 32,733 leasable square feet. The base rent for the Leased Premises increases over the Term (as defined below), and ranges from approximately $470,000 for the first year to $908,341 for the seventh year. The initial term of the Lease Agreement (the “Term”) is for a period of seven years and shall begin on the earlier of (x) the date of completion of CPI’s work to be performed to prepare the Leased Premises for its initial occupancy and (y) the 181st day after the execution of the Lease Agreement (the “Commencement Date”). The Commencement Date is expected to occur on or about February 18, 2018.

In addition, in connection with the signing of the Lease Agreement, the Company executed a Guarantee (the “Guarantee”) in favor of the Landlord, pursuant to which the Company unconditionally guaranteed the full performance of CPI of the terms of the Lease Agreement.

The foregoing description of the Lease Agreement and the Guarantee is not a complete description of all the terms of such agreements. For a complete description of all the terms, please refer to the full text of the Lease Agreement and the Guarantee, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 above is incorporated by reference into this Item 2.03, and is qualified in its entirety by reference to the full text of the Lease Agreement and the Guarantee, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On August 22, 2017, the Company will be using the slides attached hereto as Exhibit 99.1 in connection with management presentations to describe its business.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Lease Agreement, dated August 21, 2017, by and between Corbus Pharmaceuticals, Inc. and River Ridge Limited Partnership.

10.2	Guarantee, dated August 21, 2017, by Corbus Pharmaceuticals Holdings, Inc.

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Dated: August 22, 2017	By:	/s/ Yuval Cohen
	Name:	Yuval Cohen
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease Agreement, dated August 21, 2017, by and between Corbus Pharmaceuticals, Inc. and River Ridge Limited Partnership.

10.2	Guarantee, dated August 21, 2017, by Corbus Pharmaceuticals Holdings, Inc.

99.1	Investor Presentation.